                                                                    Exhibit 10.4

     TEXAS
  INSTRUMENTS

                                          Post Office Box 655474
                                          Dallas, Texas 75265
                                          13500 North Central Expressway
                                          Dallas, Texas 75243
                                          (214)995-2011

Mr. Wilton Workman
President & CEO
Lanstar Semiconductor Inc.
2501 Avenue J, Ste. 125
Arlington, TX 76006

Re:  Addendum to License Agreement between TI and Lanstar

Enclosed please find duplicate originals of the Addendum which I have signed on behalf of TI.

Please sign both documents and return one to us for our files. You will note that I dated my signature March 8, 1996 since that was the date that we originally signed the document by facsimile.


Yours very truly,

Richard L. Donaldson
Senior Vice President and
General Patent Counsel

RLD/clw

Enclosures

                                 ADDENDUM
                                 --------

        This ADDENDUM is made by and between TEXAS INSTRUMENTS INCORPORATED ("TI) and LANSTAR SEMICONDUCTOR CORPORATION ("LANSTAR").


                                  WITNESSETH:

        WHEREAS, TI and LANSTAR are parties to a license agreement having an effective date of January 1, 1996 (hereinafter the "LICENSE AGREEMENT"),

        WHEREAS, the parties wish to modify the provisions of that LICENSE AGREEMENT,

        WHEREAS, UTRON TECHNOLOGY, INC. ("UTRON") is a Taiwanese corporation having a place of business at 1f., No. 11, RED 2nd Rd., Science-Based Industrial Park, Kein-Chu, Taiwan, R.O.C.,

        NOW THEREFORE, in consideration of the mutual covenants contained in the LICENSE AGREEMENT and in this ADDENDUM and other good and valuable consideration, the parties hereby agree as follows:

        Terms expressed in this ADDENDUM in capital letters shall have the meanings set forth in Article 1 of the LICENSE AGREEMENT.

        LANSTAR may grant to UTRON a sublicense, in writing, under TI PATENTS upon the same terms and conditions as apply to LANSTAR under the LICENSE AGREEMENT. The granting of said sublicense by LANSTAR shall in no way relieve LANSTAR from accounting directly to TI under this LICENSE AGREEMENT for the notions or conduct of it s sublicense UTRON, the acts of said sublicense being, for all purposes herein, the acts and conduct of LANSTAR. LANSTAR


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

shall include, as a separate line item, all use, lease, sale, or other disposal of LICENSED PRODUCTS by UTRON in Lanstar s statements to TI, as provided in
Article 6.4 of the LICENSE AGREEMENT, and pay royalties thereon to TI as though all such disposals by UTRON were in fact made by LANSTAR hereunder. With respect to LICENSED PRODUCTS which are made by or for UTRON and sold to LANSTAR for further use, lease, sale, or other disposal under the trademark, trade name, or other commercial indicia of LANSTAR, the NET SALES BILLED for such LICENSED PRODUCTS shall be the amount billed by LANSTAR or any of its SUBSIDIARIES sublicensed hereunder. With respect to LICENSED PRODUCTS which are made by or for UTRON and sold to parties other than LANSTAR, and not intended for ultimate use, lease, sale, or other disposal under the trademark, trade name, or other commercial indicia of LANSTAR, the NET SALES BILLED for such LICENSED PRODUCTS shall be the amount billed by UTRON or any of its SUBSIDIARIES sublicensed hereunder. Any sublicense granted to UTRON by LANSTAR shall include the auditing provisions of Article 6.1 of the LICENSE AGREEMENT, to the effect that TI shall have the right to audit the books and records of both LANSTAR and UTRON pursuant to the terms of Article 6.1. Any sublicense granted to UTRON by LANSTAR shall include the provisions of Article 2.1 of the LICENSE AGREEMENT to the effect that the release, acquittal, and discharge provided for therein shall be granted by UTRON to TI. In the event that LANSTAR should grant a sublicense to UTRON, the written statements provided for in Article 6.4 of the LICENSE AGREEMENT shall be submitted thereafter on a quarterly basis, such statements to then be due on or before sixty (60) days after March 31st, June 30th, September 30th, and December 31st of each calendar year during the remaining term of this Agreement, or any renewal or extension thereof, or after the last day of any shorter period as provided for in Article 6.2.


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

        LANSTAR agrees to deliver to TI a true and correct copy of any sublicense entered into with UTRON within thirty (30) days after execution thereof and shall promptly advise TI in writing of any modification or termination of such sublicense.

        Upon termination of this LICENSE AGREEMENT for any cause, any existing sublicense to UTRON shall thereupon automatically terminate, but the licenses and releases granted to TI under the sublicense shall survive December 31, 2000. This shall be made a condition of any such sublicense that may be granted by LANSTAR.

        The provisions of Article 8.12 of the LICENSE AGREEMENT notwithstanding, LANSTAR may disclose the provisions of the LICENSE AGREEMENT to UTRON, but for the sole purpose of discussing with UTRON the possibility of taking a sublicense, and in the event that UTRON does accept such sublicense, to enable UTRON to perform under the provisions of the LICENSE AGREEMENT.

        IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this ADDENDUM on the dates below indicated.


TEXAS INSTRUMENTS INCORPORATED           LANSTAR SEMICONDUCTOR
                                        CORPORATION



By:                                     By:
   ----------------------------            ---------------------------
   Richard L. Donaldson                     Wilton Workman

Title: Senior Vice President            Title: President
        Corporate Staff

Date:   March 8, 1996                   Date:  March 8, 1996




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